Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,383.14
Total Transaction Valuation	38,980,000.00
Total Offset Amount	0.00
Net Fee	$ 5,383.14